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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 29, 1997
                                                        --------------

                         CleveTrust Realty Investors
                       --------------------------------
            (Exact name of registrant as specified in its charter)


                                Massachusetts
                                -------------
                (State of other jurisdiction of incorporation)

            0-5641                                    34-1085584
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   (Commission File Number)               (IRS Employer Identification No.)

              2001 Crocker Road, Suite 400, Westlake, Ohio 44145
              --------------------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  216/899-0909


                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report)
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5.      OTHER EVENTS
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        On April 29, 1997 a Plan for the Orderly Liquidation (the "Plan") of
CleveTrust Realty Investors (the "Trust") was approved by the shareholders of the Trust. Of the 5,136,616 shares eligible to vote 4,075,938 participated at the meeting. The proposal to approve the Plan was approved by the holders of 4,070,003 shares, or approximately 79.2% of the outstanding shares, while 1,300 shares were voted against the Plan, and 4,635 shares abstained from voting on the Plan.

7.      FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

        (c)  Exhibits

             99.1 Press Release dated April 29, 1997


                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.



                                         CLEVETRUST REALTY INVESTORS
                                         -------------------------------------
                                                   (Registrant)


Date: May 2, 1997                        By: /s/ Raymond C. Novinc
                                            ----------------------------------
                                            Raymond C. Novinc
                                            Vice President, Secretary & Counsel
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                                EXHIBIT INDEX
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Exhibit
Number                          Description
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 99.1                           Press release dated April 29, 1997